EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2018

JPMORGAN CHASE & CO.
TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	2–3
Consolidated Statements of Income	4
Consolidated Balance Sheets	5
Condensed Average Balance Sheets and Annualized Yields	6
Reconciliation from Reported to Managed Basis	7
Segment Results - Managed Basis	8
Capital and Other Selected Balance Sheet Items	9
Earnings Per Share and Related Information	10

Business Segment Results
Consumer & Community Banking	11–14
Corporate & Investment Bank	15–17
Commercial Banking	18–19
Asset & Wealth Management	20–22
Corporate	23

Credit-Related Information	24–27

Non-GAAP Financial Measures and Key Performance Measures	28
Financial Accounting Standards Board Standards Adopted January 1, 2018	29–30

Glossary of Terms and Acronyms (a)

(a)	Refer to the Glossary of Terms and Acronyms on pages 283–289 of JPMorgan Chase & Co.’s (the “Firm’s”) Annual Report on Form 10-K for the year ended December 31, 2017 (the “2017 Annual Report”).

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
										1Q18 Change
SELECTED INCOME STATEMENT DATA	1Q18		4Q17	3Q17		2Q17		1Q17		4Q17	1Q17
Reported Basis
Total net revenue	$27,907		$24,457	$25,578		$25,731		$24,939		14%	12%
Total noninterest expense	16,080		14,895	14,570		14,767		15,283		8	5
Pre-provision profit	11,827		9,562	11,008		10,964		9,656		24	22
Provision for credit losses	1,165		1,308	1,452		1,215		1,315		(11)	(11)
NET INCOME	8,712		4,232	6,732		7,029		6,448		106	35

Managed Basis (a)
Total net revenue	28,520		25,754	26,452		26,666		25,850		11	10
Total noninterest expense	16,080		14,895	14,570		14,767		15,283		8	5
Pre-provision profit	12,440		10,859	11,882		11,899		10,567		15	18
Provision for credit losses	1,165		1,308	1,452		1,215		1,315		(11)	(11)
NET INCOME	8,712		4,232	6,732		7,029		6,448		106	35

EARNINGS PER SHARE DATA
Net income: Basic	$2.38		$1.08	$1.77		$1.83		$1.66		120	43
Diluted	2.37		1.07	1.76		1.82		1.65		121	44
Average shares: Basic	3,458.3		3,489.7	3,534.7		3,574.1		3,601.7		(1)	(4)
Diluted	3,479.5		3,512.2	3,559.6		3,599.0		3,630.4		(1)	(4)

MARKET AND PER COMMON SHARE DATA
Market capitalization	$374,423		$366,301	$331,393		$321,633		$312,078		2	20
Common shares at period-end	3,404.8		3,425.3	3,469.7		3,519.0		3,552.8		(1)	(4)
Closing share price (b)	$109.97		$106.94	$95.51		$91.40		$87.84		3	25
Book value per share	67.59		67.04	66.95		66.05		64.68		1	4
Tangible book value per share (“TBVPS”) (c)	54.05		53.56	54.03		53.29		52.04		1	4
Cash dividends declared per share	0.56		0.56	0.56		0.50		0.50		—	12

FINANCIAL RATIOS (d)
Return on common equity (“ROE”)	15%		7%	11%		12%		11%
Return on tangible common equity (“ROTCE”) (c)	19		8	13		14		13
Return on assets	1.37		0.66	1.04		1.10		1.03

CAPITAL RATIOS
Common equity Tier 1 (“CET1”) capital ratio (e)	11.8%	(g)	12.2%	12.5%	(h)	12.5%	(h)	12.4%	(h)
Tier 1 capital ratio (e)	13.5	(g)	13.9	14.1	(h)	14.2	(h)	14.1	(h)
Total capital ratio (e)	15.3	(g)	15.9	16.1		16.0		15.6
Tier 1 leverage ratio (e)	8.2	(g)	8.3	8.4		8.5		8.4
Supplementary leverage ratio ("SLR") (f)	6.5%	(g)	6.5	6.6		6.7		6.6

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

(b)	Based on the closing price reported by the New York Stock Exchange.

(c)
TBVPS and ROTCE are non-GAAP financial measures. TBVPS represents tangible common equity (“TCE”) divided by common shares at period-end. ROTCE measures the Firm’s annualized earnings as a percentage of average TCE. TCE is also a non-GAAP financial measure; for a reconciliation of common stockholders’ equity to TCE, see page 9. For further discussion of these measures, see page 28.

(d)	Quarterly ratios are based upon annualized amounts.

(e)
Ratios presented are calculated under the Basel III Transitional capital rules and for the capital ratios represent the Collins Floor. See footnote (a) on page 9 for additional information on Basel III and the Collins Floor.

(f)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Prior period ratios were calculated under the Basel III Transitional rules.

(g)	Estimated.

(h)	The prior period ratios have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$2,609,785	$2,533,600	$2,563,074	$2,563,174	$2,546,290	3%	2%
Loans:
Consumer, excluding credit card loans	373,395	372,681	369,601	365,371	367,055	—	2
Credit card loans	140,414	149,511	141,313	140,141	135,016	(6)	4
Wholesale loans	420,615	408,505	402,847	403,255	393,903	3	7
Total Loans	934,424	930,697	913,761	908,767	895,974	—	4
Core loans (a)	870,536	863,683	843,432	834,935	812,119	1	7
Core loans (average) (a)	861,089	850,166	837,522	824,583	805,382	1	7

Deposits:
U.S. offices:
Noninterest-bearing	397,856	393,645	390,863	394,921	400,439	1	(1)
Interest-bearing	825,223	793,618	783,233	781,709	775,258	4	6
Non-U.S. offices:
Noninterest-bearing	17,019	15,576	17,907	17,152	16,456	9	3
Interest-bearing	246,863	241,143	247,024	245,691	230,846	2	7
Total deposits	1,486,961	1,443,982	1,439,027	1,439,473	1,422,999	3	4

Long-term debt	274,449	284,080	288,582	292,973	289,492	(3)	(5)
Common stockholders’ equity	230,133	229,625	232,314	232,415	229,795	—	—
Total stockholders’ equity	256,201	255,693	258,382	258,483	255,863	—	—

Loans-to-deposits ratio	63%	64%	63%	63%	63%

Headcount	253,707	252,539	251,503	249,257	246,345	—	3

95% CONFIDENCE LEVEL - TOTAL VaR
Average VaR	$43	$34	$30	$27	$25	26	72

LINE OF BUSINESS NET REVENUE (b)
Consumer & Community Banking	$12,597	$12,070	$12,033	$11,412	$10,970	4	15
Corporate & Investment Bank	10,483	7,518	8,615	8,925	9,599	39	9
Commercial Banking	2,166	2,353	2,146	2,088	2,018	(8)	7
Asset & Wealth Management	3,506	3,638	3,472	3,437	3,288	(4)	7
Corporate	(232)	175	186	804	(25)	NM	NM
TOTAL NET REVENUE	$28,520	$25,754	$26,452	$26,666	$25,850	11	10

LINE OF BUSINESS NET INCOME
Consumer & Community Banking	$3,326	$2,631	$2,553	$2,223	$1,988	26	67
Corporate & Investment Bank	3,974	2,316	2,546	2,710	3,241	72	23
Commercial Banking	1,025	957	881	902	799	7	28
Asset & Wealth Management	770	654	674	624	385	18	100
Corporate	(383)	(2,326)	78	570	35	84	NM
NET INCOME	$8,712	$4,232	$6,732	$7,029	$6,448	106	35

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)	Loans considered central to the Firm’s ongoing businesses. For further discussion of core loans, see page 28.

(b)	For a further discussion of managed basis, see Reconciliation from Reported to Managed Basis on page 7.

JPMORGAN CHASE & CO.
CONSOLIDATED STATEMENTS OF INCOME
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q18 Change
REVENUE	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
Investment banking fees	$1,736	$1,818	$1,868	$1,846	$1,880	(5)%	(8)%
Principal transactions	3,952	1,907	2,721	3,137	3,582	107	10
Lending- and deposit-related fees	1,477	1,506	1,497	1,482	1,448	(2)	2
Asset management, administration and commissions	4,309	4,291	4,072	4,047	3,877	—	11
Securities gains/(losses)	(245)	(28)	(1)	(34)	(3)	NM	NM
Mortgage fees and related income	465	377	429	404	406	23	15
Card income	1,275	1,110	1,242	1,167	914	15	39
Other income	1,626	449	952	1,474	771	262	111
Noninterest revenue	14,595	11,430	12,780	13,523	12,875	28	13
Interest income	17,695	16,993	16,687	15,650	15,042	4	18
Interest expense	4,383	3,966	3,889	3,442	2,978	11	47
Net interest income	13,312	13,027	12,798	12,208	12,064	2	10
TOTAL NET REVENUE	27,907	24,457	25,578	25,731	24,939	14	12

Provision for credit losses	1,165	1,308	1,452	1,215	1,315	(11)	(11)

NONINTEREST EXPENSE
Compensation expense	8,862	7,498	7,697	7,757	8,256	18	7
Occupancy expense	888	920	930	912	961	(3)	(8)
Technology, communications and equipment expense	2,054	2,038	1,972	1,871	1,834	1	12
Professional and outside services	2,121	2,244	1,955	1,899	1,792	(5)	18
Marketing	800	721	710	756	713	11	12
Other expense (a)	1,355	1,474	1,306	1,572	1,727	(8)	(22)
TOTAL NONINTEREST EXPENSE	16,080	14,895	14,570	14,767	15,283	8	5
Income before income tax expense	10,662	8,254	9,556	9,749	8,341	29	28
Income tax expense (b)	1,950	4,022	2,824	2,720	1,893	(52)	3
NET INCOME	$8,712	$4,232	$6,732	$7,029	$6,448	106	35

NET INCOME PER COMMON SHARE DATA
Basic earnings per share	$2.38	$1.08	$1.77	$1.83	$1.66	120	43
Diluted earnings per share	2.37	1.07	1.76	1.82	1.65	121	44

FINANCIAL RATIOS
Return on common equity (c)	15%	7%	11%	12%	11%
Return on tangible common equity (c)(d)	19	8	13	14	13
Return on assets (c)	1.37	0.66	1.04	1.10	1.03
Effective income tax rate (b)	18.3	48.7	29.6	27.9	22.7
Overhead ratio	58	61	57	57	61

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)
Included Firmwide legal expense/(benefit) of $70 million, $(207) million, $(107) million, $61 million and $218 million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(b)	The three months ended December 31, 2017 results include a $1.9 billion tax expense as a result of the estimated impact of the enactment of the Tax Cuts & Jobs Act ("TCJA").

(c)	Quarterly ratios are based upon annualized amounts.

(d)	For further discussion of ROTCE, see page 28.

JPMORGAN CHASE & CO.
CONSOLIDATED BALANCE SHEETS
(in millions)
						Mar 31, 2018
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2018	2017	2017	2017	2017	2017	2017
ASSETS
Cash and due from banks	$24,834	$25,898	$22,064	$21,820	$20,524	(4)%	21%
Deposits with banks	389,978	405,406	437,092	428,706	441,362	(4)	(12)
Federal funds sold and securities purchased under
resale agreements	247,608	198,422	185,454	218,570	190,566	25	30
Securities borrowed	116,132	105,112	101,680	90,654	92,309	10	26
Trading assets:
Debt and equity instruments	355,368	325,321	362,158	350,558	346,450	9	3
Derivative receivables	56,914	56,523	58,260	56,506	56,063	1	2
Investment securities	238,188	249,958	263,288	263,458	281,850	(5)	(15)
Loans	934,424	930,697	913,761	908,767	895,974	—	4
Less: Allowance for loan losses	13,375	13,604	13,539	13,363	13,413	(2)	—
Loans, net of allowance for loan losses	921,049	917,093	900,222	895,404	882,561	—	4
Accrued interest and accounts receivable	72,659	67,729	61,757	64,038	60,038	7	21
Premises and equipment	14,382	14,159	14,218	14,206	14,227	2	1
Goodwill, MSRs and other intangible assets	54,533	54,392	53,855	53,880	54,218	—	1
Other assets	118,140	113,587	103,026	105,374	106,122	4	11
TOTAL ASSETS	$2,609,785	$2,533,600	$2,563,074	$2,563,174	$2,546,290	3	2

LIABILITIES
Deposits	$1,486,961	$1,443,982	$1,439,027	$1,439,473	$1,422,999	3	4
Federal funds purchased and securities loaned or sold
under repurchase agreements	179,091	158,916	169,393	165,621	183,316	13	(2)
Short-term borrowings	62,667	51,802	53,967	53,143	39,250	21	60
Trading liabilities:
Debt and equity instruments	99,588	85,886	89,089	91,628	90,913	16	10
Derivative payables	36,949	37,777	39,446	41,795	44,575	(2)	(17)
Accounts payable and other liabilities	192,295	189,383	196,764	189,160	183,200	2	5
Beneficial interests issued by consolidated VIEs	21,584	26,081	28,424	30,898	36,682	(17)	(41)
Long-term debt	274,449	284,080	288,582	292,973	289,492	(3)	(5)
TOTAL LIABILITIES	2,353,584	2,277,907	2,304,692	2,304,691	2,290,427	3	3

STOCKHOLDERS’ EQUITY
Preferred stock	26,068	26,068	26,068	26,068	26,068	—	—
Common stock	4,105	4,105	4,105	4,105	4,105	—	—
Additional paid-in capital	89,211	90,579	90,697	90,604	90,395	(2)	(1)
Retained earnings	183,855	177,676	175,827	171,488	166,663	3	10
Accumulated other comprehensive income/(loss)	(1,063)	(119)	(309)	(392)	(923)	NM	(15)
Shares held in RSU Trust, at cost	(21)	(21)	(21)	(21)	(21)	—	—
Treasury stock, at cost	(45,954)	(42,595)	(37,985)	(33,369)	(30,424)	(8)	(51)
TOTAL STOCKHOLDERS’ EQUITY	256,201	255,693	258,382	258,483	255,863	—	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,609,785	$2,533,600	$2,563,074	$2,563,174	$2,546,290	3	2

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

JPMORGAN CHASE & CO.
CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS
(in millions, except rates)
	QUARTERLY TRENDS
						1Q18 Change
AVERAGE BALANCES	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
ASSETS
Deposits with banks	$423,807	$438,740	$456,673	$439,142	$423,746	(3)%	—%
Federal funds sold and securities purchased under
resale agreements	198,362	188,545	188,594	193,302	196,965	5	1
Securities borrowed	109,733	100,120	95,597	90,151	95,372	10	15
Trading assets - debt instruments	256,040	247,063	240,876	234,809	225,801	4	13
Investment securities	239,754	253,767	261,117	274,695	285,565	(6)	(16)
Loans	926,548	918,806	909,580	904,969	891,904	1	4
All other interest-earning assets (a)	49,169	42,666	41,737	40,041	41,559	15	18
Total interest-earning assets	2,203,413	2,189,707	2,194,174	2,177,109	2,160,912	1	2
Trading assets - equity instruments	107,688	102,874	119,463	126,127	115,284	5	(7)
Trading assets - derivative receivables	60,492	58,890	59,839	58,250	61,400	3	(1)
All other noninterest-earning assets	214,450	210,684	195,755	197,750	195,566	2	10
TOTAL ASSETS	$2,586,043	$2,562,155	$2,569,231	$2,559,236	$2,533,162	1	2
LIABILITIES
Interest-bearing deposits	$1,046,521	$1,030,660	$1,029,534	$1,006,008	$986,015	2	6
Federal funds purchased and securities loaned or
sold under repurchase agreements	196,112	181,898	181,851	196,331	189,611	8	3
Short-term borrowings (b)	57,603	53,236	52,958	43,159	36,521	8	58
Trading liabilities - debt and other interest-bearing liabilities (c)	171,488	168,440	168,738	173,373	176,824	2	(3)
Beneficial interests issued by consolidated VIEs	23,561	27,295	29,832	34,083	38,775	(14)	(39)
Long-term debt	279,005	283,301	294,626	295,868	292,224	(2)	(5)
Total interest-bearing liabilities	1,774,290	1,744,830	1,757,539	1,748,822	1,719,970	2	3
Noninterest-bearing deposits	399,487	405,531	401,489	404,121	405,548	(1)	(1)
Trading liabilities - equity instruments	28,631	22,747	20,905	19,346	21,072	26	36
Trading liabilities - derivative payables	41,745	38,845	44,627	44,740	48,373	7	(14)
All other noninterest-bearing liabilities	88,207	91,987	86,742	85,939	84,428	(4)	4
TOTAL LIABILITIES	2,332,360	2,303,940	2,311,302	2,302,968	2,279,391	1	2
Preferred stock	26,068	26,642	26,068	26,068	26,068	(2)	—
Common stockholders’ equity	227,615	231,573	231,861	230,200	227,703	(2)	—
TOTAL STOCKHOLDERS’ EQUITY	253,683	258,215	257,929	256,268	253,771	(2)	—
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,586,043	$2,562,155	$2,569,231	$2,559,236	$2,533,162	1	2

AVERAGE RATES (d)
INTEREST-EARNING ASSETS
Deposits with banks	1.26%	1.12%	1.09%	0.93%	0.69%
Federal funds sold and securities purchased under
resale agreements	1.49	1.37	1.31	1.10	1.08
Securities borrowed (e)	0.23	0.11	—	(0.09)	(0.19)
Trading assets - debt instruments	3.35	3.25	3.25	3.13	3.38
Investment securities	3.08	3.15	3.10	3.11	3.01
Loans	4.87	4.67	4.62	4.46	4.47
All other interest-earning assets (a)	5.61	5.11	4.96	4.35	3.30
Total interest-earning assets	3.29	3.14	3.07	2.95	2.88

INTEREST-BEARING LIABILITIES
Interest-bearing deposits	0.41	0.35	0.32	0.25	0.20
Federal funds purchased and securities loaned or
sold under repurchase agreements	1.20	1.05	0.98	0.79	0.63
Short-term borrowings (b)	1.47	1.21	1.12	0.89	0.79
Trading liabilities - debt and other interest-bearing liabilities (c)	1.56	1.37	1.34	1.19	0.93
Beneficial interests issued by consolidated VIEs	2.11	1.71	1.62	1.51	1.41
Long-term debt	2.55	2.41	2.37	2.29	2.21
Total interest-bearing liabilities	1.00	0.90	0.88	0.79	0.70

INTEREST RATE SPREAD	2.29%	2.24%	2.19%	2.16%	2.18%
NET YIELD ON INTEREST-EARNING ASSETS	2.48%	2.42%	2.37%	2.31%	2.33%

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)
Includes held-for-investment margin loans, which are classified in accrued interest and accounts receivable, and all other interest-earning assets included in other assets on the Consolidated Balance Sheets.

(b)	Includes commercial paper.

(c)	Other interest-bearing liabilities include brokerage customer payables.

(d)	Interest includes the effect of related hedging derivatives. Taxable-equivalent amounts are used where applicable.

(e)
Negative yield is related to client-driven demand for certain securities combined with the impact of low interest rates; this is matched book activity and the negative interest expense on the corresponding securities loaned is recognized in interest expense and reported within trading liabilities – debt and other interest-bearing liabilities.

JPMORGAN CHASE & CO.
RECONCILIATION FROM REPORTED TO MANAGED BASIS
(in millions, except ratios)

The Firm prepares its Consolidated Financial Statements using accounting principles generally accepted in the U.S. (“U.S. GAAP”). That presentation, which is referred to as “reported” basis, provides the reader with an understanding of the Firm’s results that can be tracked consistently from year-to-year and enables a comparison of the Firm’s performance with other companies’ U.S. GAAP financial statements. In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are considered non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. For additional information on managed basis, refer to the notes on Non-GAAP Financial Measures on page 28.

The following summary table provides a reconciliation from reported U.S. GAAP results to managed basis.

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
OTHER INCOME
Other income - reported	$1,626	$449	$952	$1,474	$771	262%	111%
Fully taxable-equivalent adjustments (a)	455	971	555	596	582	(53)	(22)
Other income - managed	$2,081	$1,420	$1,507	$2,070	$1,353	47	54

TOTAL NONINTEREST REVENUE
Total noninterest revenue - reported	$14,595	$11,430	$12,780	$13,523	$12,875	28	13
Fully taxable-equivalent adjustments (a)	455	971	555	596	582	(53)	(22)
Total noninterest revenue - managed	$15,050	$12,401	$13,335	$14,119	$13,457	21	12

NET INTEREST INCOME
Net interest income - reported	$13,312	$13,027	$12,798	$12,208	$12,064	2	10
Fully taxable-equivalent adjustments (a)	158	326	319	339	329	(52)	(52)
Net interest income - managed	$13,470	$13,353	$13,117	$12,547	$12,393	1	9

TOTAL NET REVENUE
Total net revenue - reported	$27,907	$24,457	$25,578	$25,731	$24,939	14	12
Fully taxable-equivalent adjustments (a)	613	1,297	874	935	911	(53)	(33)
Total net revenue - managed	$28,520	$25,754	$26,452	$26,666	$25,850	11	10

PRE-PROVISION PROFIT
Pre-provision profit - reported	$11,827	$9,562	$11,008	$10,964	$9,656	24	22
Fully taxable-equivalent adjustments (a)	613	1,297	874	935	911	(53)	(33)
Pre-provision profit - managed	$12,440	$10,859	$11,882	$11,899	$10,567	15	18

INCOME BEFORE INCOME TAX EXPENSE
Income before income tax expense - reported	$10,662	$8,254	$9,556	$9,749	$8,341	29	28
Fully taxable-equivalent adjustments (a)	613	1,297	874	935	911	(53)	(33)
Income before income tax expense - managed	$11,275	$9,551	$10,430	$10,684	$9,252	18	22

INCOME TAX EXPENSE
Income tax expense - reported	$1,950	$4,022	$2,824	$2,720	$1,893	(52)	3
Fully taxable-equivalent adjustments (a)	613	1,297	874	935	911	(53)	(33)
Income tax expense - managed	$2,563	$5,319	$3,698	$3,655	$2,804	(52)	(9)

OVERHEAD RATIO
Overhead ratio - reported	58%	61%	57%	57%	61%
Overhead ratio - managed	56	58	55	55	59

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a) Predominantly recognized in the CIB and Commercial Banking (“CB”) business segments and Corporate.

JPMORGAN CHASE & CO.
SEGMENT RESULTS - MANAGED BASIS
(in millions)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
TOTAL NET REVENUE (fully taxable-equivalent (“FTE”))
Consumer & Community Banking	$12,597	$12,070	$12,033	$11,412	$10,970	4%	15%
Corporate & Investment Bank	10,483	7,518	8,615	8,925	9,599	39	9
Commercial Banking	2,166	2,353	2,146	2,088	2,018	(8)	7
Asset & Wealth Management	3,506	3,638	3,472	3,437	3,288	(4)	7
Corporate	(232)	175	186	804	(25)	NM	NM
TOTAL NET REVENUE	$28,520	$25,754	$26,452	$26,666	$25,850	11	10

TOTAL NONINTEREST EXPENSE
Consumer & Community Banking	$6,909	$6,672	$6,495	$6,500	$6,395	4	8
Corporate & Investment Bank	5,659	4,553	4,793	4,877	5,184	24	9
Commercial Banking	844	912	800	790	825	(7)	2
Asset & Wealth Management	2,581	2,612	2,408	2,417	2,781	(1)	(7)
Corporate	87	146	74	183	98	(40)	(11)
TOTAL NONINTEREST EXPENSE	$16,080	$14,895	$14,570	$14,767	$15,283	8	5

PRE-PROVISION PROFIT/(LOSS)
Consumer & Community Banking	$5,688	$5,398	$5,538	$4,912	$4,575	5	24
Corporate & Investment Bank	4,824	2,965	3,822	4,048	4,415	63	9
Commercial Banking	1,322	1,441	1,346	1,298	1,193	(8)	11
Asset & Wealth Management	925	1,026	1,064	1,020	507	(10)	82
Corporate	(319)	29	112	621	(123)	NM	(159)
PRE-PROVISION PROFIT	$12,440	$10,859	$11,882	$11,899	$10,567	15	18

PROVISION FOR CREDIT LOSSES
Consumer & Community Banking	$1,317	$1,231	$1,517	$1,394	$1,430	7	(8)
Corporate & Investment Bank	(158)	130	(26)	(53)	(96)	NM	(65)
Commercial Banking	(5)	(62)	(47)	(130)	(37)	92	86
Asset & Wealth Management	15	9	8	4	18	67	(17)
Corporate	(4)	—	—	—	—	NM	NM
PROVISION FOR CREDIT LOSSES	$1,165	$1,308	$1,452	$1,215	$1,315	(11)	(11)

NET INCOME/(LOSS)
Consumer & Community Banking	$3,326	$2,631	$2,553	$2,223	$1,988	26	67
Corporate & Investment Bank	3,974	2,316	2,546	2,710	3,241	72	23
Commercial Banking	1,025	957	881	902	799	7	28
Asset & Wealth Management	770	654	674	624	385	18	100
Corporate	(383)	(2,326)	78	570	35	84	NM
TOTAL NET INCOME	$8,712	$4,232	$6,732	$7,029	$6,448	106	35

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

JPMORGAN CHASE & CO.
CAPITAL AND OTHER SELECTED BALANCE SHEET ITEMS
(in millions, except ratio data)

										Mar 31, 2018
										Change
	Mar 31,		Dec 31,	Sep 30,		Jun 30,		Mar 31,		Dec 31,	Mar 31,
	2018		2017	2017		2017		2017		2017	2017
CAPITAL (a)
Risk-based capital metrics
Standardized Transitional
CET1 capital	$183,669	(f)	$183,300	$187,061		$186,942		$184,337		—%	—%
Tier 1 capital	209,312	(f)	208,644	212,297		212,353		209,653		—	—
Total capital	238,332	(f)	238,395	242,949		243,061		240,222		—	(1)
Risk-weighted assets	1,553,727	(f)	1,499,506	1,500,658	(g)	1,496,904	(g)	1,488,827	(g)	4	4
CET1 capital ratio	11.8%	(f)	12.2%	12.5%	(g)	12.5%	(g)	12.4%	(g)
Tier 1 capital ratio	13.5	(f)	13.9	14.1	(g)	14.2	(g)	14.1	(g)
Total capital ratio	15.3	(f)	15.9	16.2	(g)	16.2	(g)	16.1	(g)

Advanced Transitional
CET1 capital	$183,669	(f)	$183,300	$187,061		$186,942		$184,337		—	—
Tier 1 capital	209,312	(f)	208,644	212,297		212,353		209,653		—	—
Total capital	228,374	(f)	227,933	232,794		233,345		229,436		—	—
Risk-weighted assets	1,467,318	(f)	1,435,825	1,443,019		1,459,196		1,467,992		2	—
CET1 capital ratio	12.5%	(f)	12.8%	13.0%		12.8%		12.6%
Tier 1 capital ratio	14.3	(f)	14.5	14.7		14.6		14.3
Total capital ratio	15.6	(f)	15.9	16.1		16.0		15.6

Leverage-based capital metrics
Adjusted average assets (c)	$2,539,198	(f)	$2,514,270	$2,521,889		$2,512,120		$2,486,114		1	2
Tier 1 leverage ratio	8.2%	(f)	8.3%	8.4%		8.5%		8.4%

Total leverage exposure (b)	3,234,175	(f)	3,204,463	3,211,053		3,193,072		3,171,822		1	2
SLR (b)	6.5%	(f)	6.5%	6.6%		6.7%		6.6%

TANGIBLE COMMON EQUITY (period-end) (d)
Common stockholders’ equity	$230,133		$229,625	$232,314		$232,415		$229,795		—	—
Less: Goodwill	47,499		47,507	47,309		47,300		47,292		—	—
Less: Other intangible assets	832		855	808		827		847		(3)	(2)
Add: Deferred tax liabilities (e)	2,216		2,204	3,271		3,252		3,225		1	(31)
Total tangible common equity	$184,018		$183,467	$187,468		$187,540		$184,881		—	—

TANGIBLE COMMON EQUITY (average) (d)
Common stockholders’ equity	$227,615		$231,573	$231,861		$230,200		$227,703		(2)	—
Less: Goodwill	47,504		47,376	47,309		47,290		47,293		—	—
Less: Other intangible assets	845		820	818		838		853		3	(1)
Add: Deferred tax liabilities (e)	2,210		2,738	3,262		3,239		3,228		(19)	(32)
Total tangible common equity	$181,476		$186,115	$186,996		$185,311		$182,785		(2)	(1)

INTANGIBLE ASSETS (period-end)
Goodwill	$47,499		$47,507	$47,309		$47,300		$47,292		—	—
Mortgage servicing rights	6,202		6,030	5,738		5,753		6,079		3	2
Other intangible assets	832		855	808		827		847		(3)	(2)
Total intangible assets	$54,533		$54,392	$53,855		$53,880		$54,218		—	1

(a)
Basel III sets forth two comprehensive approaches for calculating risk-weighted assets: a Standardized approach and an Advanced approach. As required by the Collins Amendment of the Dodd-Frank Act, the capital adequacy of the Firm is evaluated against the Basel III approach (Standardized or Advanced) that results, for each quarter, in the lower ratio (the “Collins Floor”). For further discussion of the implementation of Basel III, see Capital Risk Management on pages 82-91 of the 2017 Annual Report.

(b)
Effective January 1, 2018, the SLR was fully phased-in under Basel III. The SLR is defined as Tier 1 capital divided by the Firm’s total leverage exposure. Prior period amounts were calculated under the Basel III Transitional rules.

(c)
Adjusted average assets, for purposes of calculating leverage ratios, includes total quarterly average assets adjusted for on-balance sheet assets that are subject to deduction from Tier 1 capital, predominantly goodwill and other intangible assets.

(d)	For further discussion of TCE, see page 28.

(e)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in non-taxable transactions, which are netted against goodwill and other intangibles when calculating TCE.

(f)	Estimated.

(g)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
EARNINGS PER SHARE AND RELATED INFORMATION
(in millions, except per share and ratio data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
EARNINGS PER SHARE
Basic earnings per share
Net income	$8,712	$4,232	$6,732	$7,029	$6,448	106%	35%
Less: Preferred stock dividends	409	428	412	411	412	(4)	(1)
Net income applicable to common equity	8,303	3,804	6,320	6,618	6,036	118	38
Less: Dividends and undistributed earnings allocated to
participating securities	65	30	58	63	61	117	7
Net income applicable to common stockholders	$8,238	$3,774	$6,262	$6,555	$5,975	118	38

Total weighted-average basic shares outstanding	3,458.3	3,489.7	3,534.7	3,574.1	3,601.7	(1)	(4)
Net income per share	$2.38	$1.08	$1.77	$1.83	$1.66	120	43

Diluted earnings per share
Net income applicable to common stockholders	$8,238	$3,774	$6,262	$6,555	$5,975	118	38
Total weighted-average basic shares outstanding	3,458.3	3,489.7	3,534.7	3,574.1	3,601.7	(1)	(4)
Add: Employee stock options, stock appreciation rights (“SARs”), warrants and performance share units (“PSUs”)	21.2	22.5	24.9	24.9	28.7	(6)	(26)
Total weighted-average diluted shares outstanding	3,479.5	3,512.2	3,559.6	3,599.0	3,630.4	(1)	(4)
Net income per share	$2.37	$1.07	$1.76	$1.82	$1.65	121	44

COMMON DIVIDENDS
Cash dividends declared per share	$0.56	$0.56	$0.56	$0.50	$0.50	—	12
Dividend payout ratio	23%	51%	31%	27%	30%

COMMON EQUITY REPURCHASE PROGRAM (a)
Total shares of common stock repurchased	41.4	47.8	51.7	35.0	32.1	(13)	29
Average price paid per share of common stock	$112.78	$100.74	$92.02	$86.05	$88.14	12	28
Aggregate repurchases of common equity	4,671	4,808	4,763	3,007	2,832	(3)	65

EMPLOYEE ISSUANCE
Shares issued from treasury stock related to employee
stock-based compensation awards and employee stock
purchase plans	19.8	2.5	0.9	0.9	21.0	NM	(6)
Net impact of employee issuances on stockholders’ equity (b)	$(69)	$92	$238	$270	$29	NM	NM

(a)
On June 28, 2017, the Firm announced, that it is authorized to repurchase up to $19.4 billion of common equity between July 1, 2017 and June 30, 2018, under a new equity repurchase program authorized by the Board of Directors.

(b)
The net impact of employee issuances on stockholders’ equity is driven by the cost of equity compensation awards that is recognized over the applicable vesting periods. The cost is partially offset by tax impacts related to the distribution of shares and the exercise of employee stock options and SARs.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$857	$884	$885	$850	$812	(3)%	6%
Asset management, administration and commissions	575	568	543	562	539	1	7
Mortgage fees and related income	465	378	428	401	406	23	15
Card income	1,170	1,005	1,141	1,061	817	16	43
All other income	1,072	976	901	810	743	10	44
Noninterest revenue	4,139	3,811	3,898	3,684	3,317	9	25
Net interest income	8,458	8,259	8,135	7,728	7,653	2	11
TOTAL NET REVENUE	12,597	12,070	12,033	11,412	10,970	4	15

Provision for credit losses	1,317	1,231	1,517	1,394	1,430	7	(8)

NONINTEREST EXPENSE
Compensation expense (a)	2,660	2,555	2,548	2,504	2,526	4	5
Noncompensation expense (a)(b)	4,249	4,117	3,947	3,996	3,869	3	10
TOTAL NONINTEREST EXPENSE	6,909	6,672	6,495	6,500	6,395	4	8

Income before income tax expense	4,371	4,167	4,021	3,518	3,145	5	39
Income tax expense	1,045	1,536	1,468	1,295	1,157	(32)	(10)
NET INCOME	$3,326	$2,631	$2,553	$2,223	$1,988	26	67

REVENUE BY LINE OF BUSINESS
Consumer & Business Banking	$5,722	$5,557	$5,408	$5,233	$4,906	3	17
Home Lending	1,509	1,442	1,558	1,426	1,529	5	(1)
Card, Merchant Services & Auto	5,366	5,071	5,067	4,753	4,535	6	18

MORTGAGE FEES AND RELATED INCOME DETAILS:
Net production revenue	95	185	158	152	141	(49)	(33)
Net mortgage servicing revenue (c)	370	193	270	249	265	92	40
Mortgage fees and related income	$465	$378	$428	$401	$406	23	15

FINANCIAL RATIOS
ROE	25%	19%	19%	17%	15%
Overhead ratio	55	55	54	57	58

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote c.

(b)
Included operating lease depreciation expense of $777 million, $726 million, $688 million, $638 million and $599 million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(c)
Included MSR risk management results of $17 million, $(110) million, $(23) million, $(57) million and $(52) million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$540,659	$552,601	$537,459	$529,859	$524,770	(2)%	3%

Loans:
Consumer & Business Banking	25,856	25,789	25,275	25,044	24,386	—	6
Home equity	40,777	42,751	44,542	46,330	48,234	(5)	(15)
Residential mortgage	199,548	197,339	195,134	189,661	185,114	1	8
Home Lending	240,325	240,090	239,676	235,991	233,348	—	3
Credit Card	140,414	149,511	141,313	140,141	135,016	(6)	4
Auto	66,042	66,242	65,102	65,627	65,568	—	1
Student	—	—	47	75	6,253	NM	NM
Total loans	472,637	481,632	471,413	466,878	464,571	(2)	2
Core loans	409,296	415,167	401,648	393,639	381,393	(1)	7

Deposits	685,170	659,885	653,460	648,369	646,962	4	6
Equity	51,000	51,000	51,000	51,000	51,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$538,938	$538,311	$531,959	$528,598	$532,098	—	1

Loans:
Consumer & Business Banking	25,845	25,234	25,166	24,725	24,359	2	6
Home equity	41,786	43,624	45,424	47,339	49,278	(4)	(15)
Residential mortgage	198,653	197,032	192,805	187,201	183,756	1	8
Home Lending	240,439	240,656	238,229	234,540	233,034	—	3
Credit Card	142,927	143,500	141,172	138,132	137,211	—	4
Auto	65,863	65,616	65,175	65,474	65,315	—	1
Student	—	12	58	4,642	6,916	NM	NM
Total loans	475,074	475,018	469,800	467,513	466,835	—	2
Core loans	410,147	406,935	398,319	387,783	381,016	1	8

Deposits	659,599	651,976	645,732	639,873	622,915	1	6
Equity	51,000	51,000	51,000	51,000	51,000	—	—

Headcount (a)	133,408	133,721	134,151	135,040	133,176	—	—

Note: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflected a write-down of the portfolio to the estimated fair value at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.

(a)
Effective in the first quarter of 2018, certain operations staff were transferred from CCB to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote c.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)	QUARTERLY TRENDS
								1Q18 Change
	1Q18	4Q17	3Q17		2Q17	1Q17		4Q17	1Q17
CREDIT DATA AND QUALITY STATISTICS
Nonaccrual loans (a)(b)	$4,104	$4,084	$4,068		$4,124	$4,442		—%	(8)%
Net charge-offs/(recoveries) (c)
Consumer & Business Banking	53	73	71		56	57		(27)	(7)
Home equity	16	(4)	13		7	47		NM	(66)
Residential mortgage	2	(13)	(2)		(4)	3		NM	(33)
Home Lending	18	(17)	11		3	50		NM	(64)
Credit Card	1,170	1,074	1,019		1,037	993		9	18
Auto	76	86	116		48	81		(12)	(6)
Student	—	—	—		—	498	(h)	NM	NM
Total net charge-offs/(recoveries)	$1,317	$1,216	$1,217	(g)	$1,144	$1,679	(h)	8	(22)
Net charge-off/(recovery) rate (c)
Consumer & Business Banking	0.83%	1.15%	1.12%		0.91%	0.95%
Home equity (d)	0.21	(0.05)	0.15		0.08	0.52
Residential mortgage (d)	—	(0.03)	—		(0.01)	0.01
Home Lending (d)	0.03	(0.03)	0.02		0.01	0.10
Credit Card	3.32	2.97	2.87		3.01	2.94
Auto	0.47	0.52	0.71		0.29	0.50
Student	—	—	—		—	NM
Total net charge-off/(recovery) rate (d)	1.20	1.09	1.10	(g)	1.07	1.58	(h)

30+ day delinquency rate
Home Lending (e)(f)	0.98%	1.19%	1.03%		1.02%	1.08%
Credit Card	1.82	1.80	1.76		1.59	1.66
Auto	0.71	0.89	0.93		0.88	0.93
Student	—	—	—		—	—
90+ day delinquency rate - Credit Card	0.95	0.92	0.86		0.80	0.87

Allowance for loan losses
Consumer & Business Banking	$796	$796	$796		$796	$753		—	6
Home Lending, excluding PCI loans	1,003	1,003	1,153		1,153	1,328		—	(24)
Home Lending - PCI loans (c)	2,205	2,225	2,245		2,265	2,287		(1)	(4)
Credit Card	4,884	4,884	4,684		4,384	4,034		—	21
Auto	464	464	499		499	474		—	(2)
Student	—	—	—		—	—		NM	NM
Total allowance for loan losses (c)	$9,352	$9,372	$9,377		$9,097	$8,876		—	5

Note : CCB provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as each of the pools is performing.

(b)
At March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, nonaccrual loans excluded mortgage loans 90 or more days past due and insured by U.S. government agencies of $4.0 billion, $4.3 billion, $4.0 billion, $4.1 billion and $4.5 billion, respectively. Student loans insured by U.S. government agencies under the Federal Family Education Loan Program (“FFELP”) and 90 or more days past due were also excluded from nonaccrual loans prior to sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee.

(c)
Net charge-offs/(recoveries) and the net charge-off/(recovery) rates for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, excluded write-offs in the PCI portfolio of $20 million, $20 million, $20 million, $22 million and $24 million, respectively. These write-offs decreased the allowance for loan losses for PCI loans. For further information on PCI write-offs, see Summary of Changes in the Allowances on page 26.

(d)
Excludes the impact of PCI loans. For the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, the net charge-off/(recovery) rates including the impact of PCI loans were as follows: (1) home equity of 0.16%, (0.04)%, 0.11%, 0.06% and 0.39%, respectively; (2) residential mortgage of -%, (0.03)%, -%, (0.01)% and 0.01%, respectively; (3) Home Lending of 0.03%, (0.03)%, 0.02%, 0.01% and 0.09%, respectively; and (4) total CCB of 1.12%, 1.02%, 1.03%, 0.99% and 1.46%, respectively.

(e)
At March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, excluded mortgage loans insured by U.S. government agencies of $5.7 billion, $6.2 billion, $5.9 billion, $6.0 billion and $6.3 billion, respectively, that are 30 or more days past due. These amounts have been excluded based upon the government guarantee.

(f)
Excludes PCI loans. The 30+ day delinquency rate for PCI loans was 9.49%, 10.13%, 9.30%, 9.06% and 9.11% at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(g)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(h)	Excluding net charge-offs of $467 million related to the student loan portfolio sale, the total net charge-off rate for the three months ended March 31, 2017 would have been 1.14%.

JPMORGAN CHASE & CO.
CONSUMER & COMMUNITY BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data and where otherwise noted)

	QUARTERLY TRENDS
													1Q18 Change
	1Q18		4Q17		3Q17		2Q17			1Q17			4Q17	1Q17
BUSINESS METRICS
Number of:
Branches	5,106		5,130		5,174		5,217			5,246			—%	(3)%
Active digital customers (in thousands) (a)	47,911		46,694		46,349		45,876			45,463			3	5
Active mobile customers (in thousands) (b)	30,924		30,056		29,273		28,386			27,256			3	13

Debit and credit card sales volume (in billions)	$232.4		$245.1		$231.1		$231.3		(e)	$209.4		(e)	(5)	11

Consumer & Business Banking
Average deposits	$646,400		$637,160		$630,351		$625,381			$609,035			1	6
Deposit margin	2.20%		2.06%		2.02%		1.96%			1.88%
Business banking origination volume	$1,656		$1,798		$1,654		$2,193			$1,703			(8)	(3)
Client investment assets	276,183		273,325		262,513		252,993			245,050			1	13

Home Lending (in billions)
Mortgage origination volume by channel
Retail	$8.3		$11.0		$10.6		$9.7			$9.0			(25)	(8)
Correspondent	9.9		13.4		16.3		14.2			13.4			(26)	(26)
Total mortgage origination volume (c)	$18.2		$24.4		$26.9		$23.9			$22.4			(25)	(19)
Total loans serviced (period-end)	$804.9		$816.1		$821.6		$827.8			$836.3			(1)	(4)
Third-party mortgage loans serviced (period-end)	539.0		553.5		556.9		568.0			582.6			(3)	(7)
MSR carrying value (period-end)	6.2		6.0		5.7		5.8			6.1			3	2
Ratio of MSR carrying value (period-end) to third-party mortgage
loans serviced (period-end)	1.15%		1.08%		1.02%		1.02%			1.05%
MSR revenue multiple (d)	3.19	x	3.09	x	2.91	x	2.91	x		3.00	x

Credit Card, excluding Commercial Card
Credit card sales volume (in billions)	$157.1		$168.0		$157.7		$156.8			$139.7			(6)	12
New accounts opened	2.0		1.9		1.9		2.1			2.5			5	(20)

Card Services
Net revenue rate	11.61%		10.64%		10.95%		10.53%			10.15%

Merchant Services
Merchant processing volume (in billions)	$316.3		$321.4		$301.6		$294.4			$274.3			(2)	15

Auto
Loan and lease origination volume (in billions)	$8.4		$8.2		$8.8		$8.3			$8.0			2	5
Average Auto operating lease assets	17,582		16,630		15,641		14,728			13,757			6	28

(a)	Users of all web and/or mobile platforms who have logged in within the past 90 days.

(b)	Users of all mobile platforms who have logged in within the past 90 days.

(c)
Firmwide mortgage origination volume was $20.0 billion, $26.6 billion, $29.2 billion, $26.2 billion and $25.6 billion for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(d)
Represents the ratio of MSR carrying value (period-end) to third-party mortgage loans serviced (period-end) divided by the ratio of annualized loan servicing-related revenue to third-party mortgage loans serviced (average).

(e)	The prior period amounts have been revised to conform with the current period presentation.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)
	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
INCOME STATEMENT
REVENUE
Investment banking fees	$1,696	$1,798	$1,844	$1,839	$1,875	(6)%	(10)%
Principal transactions	4,029	1,765	2,673	2,928	3,507	128	15
Lending- and deposit-related fees	381	382	374	387	388	—	(2)
Asset management, administration and commissions	1,131	1,046	1,041	1,068	1,052	8	8
All other income	680	(50)	187	258	177	NM	284
Noninterest revenue	7,917	4,941	6,119	6,480	6,999	60	13
Net interest income	2,566	2,577	2,496	2,445	2,600	—	(1)
TOTAL NET REVENUE (a)(b)	10,483	7,518	8,615	8,925	9,599	39	9

Provision for credit losses	(158)	130	(26)	(53)	(96)	NM	(65)

NONINTEREST EXPENSE
Compensation expense	3,036	1,997	2,284	2,451	2,799	52	8
Noncompensation expense	2,623	2,556	2,509	2,426	2,385	3	10
TOTAL NONINTEREST EXPENSE	5,659	4,553	4,793	4,877	5,184	24	9

Income before income tax expense	4,982	2,835	3,848	4,101	4,511	76	10
Income tax expense	1,008	519	1,302	1,391	1,270	94	(21)
NET INCOME (a)	$3,974	$2,316	$2,546	$2,710	$3,241	72	23

FINANCIAL RATIOS
ROE	22%	12%	13%	15%	18%
Overhead ratio	54	61	56	55	54
Compensation expense as a percent of total net revenue	29	27	27	27	29

REVENUE BY BUSINESS
Investment Banking	$1,587	$1,677	$1,730	$1,731	$1,714	(5)	(7)
Treasury Services	1,116	1,078	1,058	1,055	981	4	14
Lending	302	336	331	373	389	(10)	(22)
Total Banking	3,005	3,091	3,119	3,159	3,084	(3)	(3)
Fixed Income Markets	4,553	2,217	3,164	3,216	4,215	105	8
Equity Markets	2,017	1,148	1,363	1,586	1,606	76	26
Securities Services	1,059	1,012	1,007	982	916	5	16
Credit Adjustments & Other (c)	(151)	50	(38)	(18)	(222)	NM	32
Total Markets & Investor Services	7,478	4,427	5,496	5,766	6,515	69	15
TOTAL NET REVENUE (a)	$10,483	$7,518	$8,615	$8,925	$9,599	39	9

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)
The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a decrease to net revenue of $259 million and a benefit to net income of $141 million.

(b)
Included tax-equivalent adjustments, predominantly due to income tax credits related to alternative energy investments; income tax credits and amortization of the cost of investments in affordable housing projects; as well as tax-exempt income from municipal bonds of $405 million, $756 million, $505 million, $554 million and $551 million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(c)
Consists primarily of credit valuation adjustments (“CVA”) managed centrally within CIB, funding valuation adjustments (“FVA”) and debit valuation adjustments (“DVA”) on derivatives. Results are presented net of associated hedging activities and net of CVA and FVA amounts allocated to Fixed Income Markets and Equity Markets.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio and headcount data)
	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
SELECTED BALANCE SHEET DATA (period-end)
Assets	$909,845	$826,384	$851,808	$847,377	$840,304	10%	8%
Loans:
Loans retained (a)	112,626	108,765	106,955	108,935	107,902	4	4
Loans held-for-sale and loans at fair value	6,122	4,321	3,514	7,168	6,477	42	(5)
Total loans	118,748	113,086	110,469	116,103	114,379	5	4
Core loans	118,434	112,754	110,133	115,764	114,003	5	4

Equity	70,000	70,000	70,000	70,000	70,000	—	—

SELECTED BALANCE SHEET DATA (average)
Assets	$910,146	$866,293	$858,912	$864,686	$838,017	5	9
Trading assets - debt and equity instruments	354,869	338,836	349,448	351,678	328,339	5	8
Trading assets - derivative receivables	60,161	56,140	55,875	54,937	58,948	7	2
Loans:
Loans retained (a)	109,355	107,263	107,829	110,011	108,389	2	1
Loans held-for-sale and loans at fair value	5,480	4,224	4,674	5,789	5,308	30	3
Total loans	114,835	111,487	112,503	115,800	113,697	3	1
Core loans	114,514	111,152	112,168	115,434	113,309	3	1

Equity	70,000	70,000	70,000	70,000	70,000	—	—

Headcount	51,291	51,181	50,641	49,228	48,700	—	5

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$20	$22	$20	$47	$(18)	(9)	NM
Nonperforming assets:
Nonaccrual loans:
Nonaccrual loans retained (b)	668	812	437	462	308	(18)	117
Nonaccrual loans held-for-sale and loans at fair value	29	—	2	31	109	NM	(73)
Total nonaccrual loans	697	812	439	493	417	(14)	67

Derivative receivables	132	130	164	170	179	2	(26)
Assets acquired in loan satisfactions	91	85	92	71	87	7	5
Total nonperforming assets	920	1,027	695	734	683	(10)	35
Allowance for credit losses:
Allowance for loan losses	1,128	1,379	1,253	1,298	1,346	(18)	(16)
Allowance for lending-related commitments	800	727	745	745	797	10	—
Total allowance for credit losses	1,928	2,106	1,998	2,043	2,143	(8)	(10)

Net charge-off/(recovery) rate (a)(d)	0.07%	0.08%	0.07%	0.17%	(0.07)%
Allowance for loan losses to period-end loans retained (a)	1.00	1.27	1.17	1.19	1.25
Allowance for loan losses to period-end loans retained,
excluding trade finance and conduits (c)	1.46	1.92	1.79	1.83	1.91
Allowance for loan losses to nonaccrual loans retained (a)(b)	169	170	287	281	437
Nonaccrual loans to total period-end loans	0.59	0.72	0.40	0.42	0.36

(a)	Loans retained includes credit portfolio loans, loans held by consolidated Firm-administered multi-seller conduits, trade finance loans, other held-for-investment loans and overdrafts.

(b)
Allowance for loan losses of $298 million, $316 million, $177 million, $164 million and $61 million were held against nonaccrual loans at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

(d)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
CORPORATE & INVESTMENT BANK
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except where otherwise noted)
	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
BUSINESS METRICS
Advisory	$575	$526	$620	$503	$501	9%	15%
Equity underwriting	346	361	300	382	425	(4)	(19)
Debt underwriting	775	911	924	954	949	(15)	(18)
Total investment banking fees	$1,696	$1,798	$1,844	$1,839	$1,875	(6)	(10)

Assets under custody (“AUC”) (period-end) (in billions)	$24,026	$23,469	$22,738	$22,134	$21,383	2	12

Client deposits and other third-party liabilities (average) (a)	423,301	417,003	421,588	404,920	391,716	2	8

95% Confidence Level - Total CIB VaR (average)
CIB trading VaR by risk type: (b)
Fixed income	$34	$28	$28	$28	$28	21	21
Foreign exchange	9	7	13	8	10	29	(10)
Equities	17	14	12	12	11	21	55
Commodities and other	5	6	6	8	8	(17)	(38)
Diversification benefit to CIB trading VaR (c)	(25)	(24)	(31)	(30)	(34)	(4)	26
CIB trading VaR (b)	40	31	28	26	23	29	74
Credit portfolio VaR (d)	3	4	5	9	10	(25)	(70)
Diversification benefit to CIB VaR (c)	(3)	(3)	(3)	(8)	(8)	—	63
CIB VaR	$40	$32	$30	$27	$25	25	60

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

(a)	Client deposits and other third-party liabilities pertain to the Treasury Services and Securities Services businesses.

(b)
CIB trading VaR includes substantially all market-making and client-driven activities, as well as certain risk management activities in CIB, including credit spread sensitivity to CVA. For further information, see VaR measurement on pages 123–125 of the 2017 Annual Report.

(c)
Average portfolio VaR was less than the sum of the VaR of the components described above, which is due to portfolio diversification. The diversification effect reflects the fact that the risks were not perfectly correlated.

(d)
Credit portfolio VaR includes the derivative CVA, hedges of the CVA and hedges of the retained loan portfolio, which are reported in principal transactions revenue. This VaR does not include the retained loan portfolio, which is not reported at fair value.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
INCOME STATEMENT
REVENUE
Lending- and deposit-related fees	$226	$229	$223	$232	$235	(1)%	(4)%
Asset management, administration and commissions	18	18	16	16	18	—	—
All other income (a)	305	501	353	335	346	(39)	(12)
Noninterest revenue	549	748	592	583	599	(27)	(8)
Net interest income	1,617	1,605	1,554	1,505	1,419	1	14
TOTAL NET REVENUE (b)	2,166	2,353	2,146	2,088	2,018	(8)	7

Provision for credit losses	(5)	(62)	(47)	(130)	(37)	92	86

NONINTEREST EXPENSE
Compensation expense (c)	421	378	386	382	388	11	9
Noncompensation expense (c)	423	534	414	408	437	(21)	(3)
TOTAL NONINTEREST EXPENSE	844	912	800	790	825	(7)	2

Income before income tax expense	1,327	1,503	1,393	1,428	1,230	(12)	8
Income tax expense	302	546	512	526	431	(45)	(30)
NET INCOME	$1,025	$957	$881	$902	$799	7	28

Revenue by product
Lending	$999	$1,049	$1,030	$1,023	$992	(5)	1
Treasury services	972	921	873	854	796	6	22
Investment banking (d)	184	204	196	189	216	(10)	(15)
Other	11	179	47	22	14	(94)	(21)
Total Commercial Banking net revenue (b)	$2,166	$2,353	$2,146	$2,088	$2,018	(8)	7

Investment banking revenue, gross (e)	$569	$608	$578	$533	$666	(6)	(15)

Revenue by client segment
Middle Market Banking	$895	$870	$848	$839	$784	3	14
Corporate Client Banking	687	711	688	662	666	(3)	3
Commercial Term Lending	352	356	367	364	367	(1)	(4)
Real Estate Banking	164	166	157	147	134	(1)	22
Other	68	250	86	76	67	(73)	1
Total Commercial Banking net revenue (b)	$2,166	$2,353	$2,146	$2,088	$2,018	(8)	7

FINANCIAL RATIOS
ROE	20%	18%	17%	17%	15%
Overhead ratio	39	39	37	38	41

(a)	Includes revenue from investment banking products and commercial card transactions.

(b)
Total net revenue included tax-equivalent adjustments from income tax credits related to equity investments in designated community development entities that provide loans to qualified businesses in low-income communities, as well as tax-exempt income related to municipal financing activities of $103 million, $304 million, $143 million, $131 million and $121 million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively. The three months ended December 31, 2017 results reflect the estimated impact of the enactment of the TCJA including a benefit to other revenue of $115 million on certain investments in the Community Development Banking business.

(c)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. As a result, expense for this staff is now reflected in CB's compensation expense with a corresponding adjustment for expense allocations reflected in noncompensation expense. CB's, Corporate's and CCB's previously reported headcount, compensation expense and noncompensation expense have been revised to reflect this transfer.

(d)	Includes total Firm revenue from investment banking products sold to CB clients, net of revenue sharing with the CIB.

(e)
Represents total Firm revenue from investment banking products sold to CB clients. As a result of the adoption of the revenue recognition guidance prior period amounts have been revised to conform with the current period presentation. Refer to page 29 for additional information.

JPMORGAN CHASE & CO.
COMMERCIAL BANKING
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except headcount and ratio data)	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$220,880	$221,228	$220,064	$220,676	$217,348	—%	2%
Loans:
Loans retained	202,812	202,400	201,463	197,912	194,538	—	4
Loans held-for-sale and loans at fair value	2,473	1,286	764	1,661	1,056	92	134
Total loans	$205,285	$203,686	$202,227	$199,573	$195,594	1	5
Core loans	205,087	203,469	201,999	199,319	195,296	1	5
Equity	20,000	20,000	20,000	20,000	20,000	—	—

Period-end loans by client segment
Middle Market Banking	$57,835	$56,965	$56,192	$56,377	$55,113	2	5
Corporate Client Banking	47,562	46,963	47,682	45,918	45,798	1	4
Commercial Term Lending	75,052	74,901	74,349	73,760	72,496	—	4
Real Estate Banking	17,709	17,796	17,127	16,726	15,846	—	12
Other	7,127	7,061	6,877	6,792	6,341	1	12
Total Commercial Banking loans	$205,285	$203,686	$202,227	$199,573	$195,594	1	5

SELECTED BALANCE SHEET DATA (average)
Total assets	$217,159	$218,452	$218,196	$217,694	$213,784	(1)	2
Loans:
Loans retained	201,966	201,948	199,487	196,454	190,774	—	6
Loans held-for-sale and loans at fair value	406	844	675	1,402	717	(52)	(43)
Total loans	$202,372	$202,792	$200,162	$197,856	$191,491	—	6
Core loans	202,161	202,569	199,920	197,567	191,180	—	6
Client deposits and other third-party liabilities	175,618	181,815	176,218	173,214	176,780	(3)	(1)
Equity	20,000	20,000	20,000	20,000	20,000	—	—

Average loans by client segment
Middle Market Banking	$56,754	$56,170	$55,782	$55,651	$54,267	1	5
Corporate Client Banking	45,760	47,585	46,451	46,483	43,582	(4)	5
Commercial Term Lending	74,942	74,577	74,136	73,081	71,880	—	4
Real Estate Banking	17,845	17,474	16,936	16,139	15,525	2	15
Other	7,071	6,986	6,857	6,502	6,237	1	13
Total Commercial Banking loans	$202,372	$202,792	$200,162	$197,856	$191,491	—	6

Headcount (a)	10,372	10,061	10,014	9,857	9,593	3	8

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs/(recoveries)	$—	$22	$19	$8	$(10)	(100)	100
Nonperforming assets
Nonaccrual loans:
Nonaccrual loans retained (b)	666	617	744	819	929	8	(28)
Nonaccrual loans held-for-sale and loans
at fair value	—	—	—	—	—	—	—
Total nonaccrual loans	666	617	744	819	929	8	(28)

Assets acquired in loan satisfactions	1	3	3	4	11	(67)	(91)
Total nonperforming assets	667	620	747	823	940	8	(29)
Allowance for credit losses:
Allowance for loan losses	2,591	2,558	2,620	2,678	2,896	1	(11)
Allowance for lending-related commitments	263	300	323	331	251	(12)	5
Total allowance for credit losses	2,854	2,858	2,943	3,009	3,147	—	(9)

Net charge-off/(recovery) rate (c)	—%	0.04%	0.04%	0.02%	(0.02)%
Allowance for loan losses to period-end loans retained	1.28	1.26	1.30	1.35	1.49
Allowance for loan losses to nonaccrual loans retained (b)	389	415	352	327	312
Nonaccrual loans to period-end total loans	0.32	0.30	0.37	0.41	0.47

(a)
Effective in the first quarter of 2018, certain operations and compliance staff were transferred from CCB and Corporate, respectively, to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(b)
Allowance for loan losses of $116 million, $92 million, $128 million, $112 million and $115 million was held against nonaccrual loans retained at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(c)	Loans held-for-sale and loans at fair value were excluded when calculating the net charge-off/(recovery) rate.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS
(in millions, except ratio and headcount data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
INCOME STATEMENT
REVENUE
Asset management, administration and commissions	$2,528	$2,651	$2,466	$2,435	$2,304	(5)%	10%
All other income	102	128	151	156	165	(20)	(38)
Noninterest revenue	2,630	2,779	2,617	2,591	2,469	(5)	7
Net interest income	876	859	855	846	819	2	7
TOTAL NET REVENUE	3,506	3,638	3,472	3,437	3,288	(4)	7

Provision for credit losses	15	9	8	4	18	67	(17)

NONINTEREST EXPENSE
Compensation expense	1,392	1,389	1,319	1,277	1,332	—	5
Noncompensation expense	1,189	1,223	1,089	1,140	1,449	(3)	(18)
TOTAL NONINTEREST EXPENSE	2,581	2,612	2,408	2,417	2,781	(1)	(7)

Income before income tax expense	910	1,017	1,056	1,016	489	(11)	86
Income tax expense	140	363	382	392	104	(61)	35
NET INCOME	$770	$654	$674	$624	$385	18	100

REVENUE BY LINE OF BUSINESS
Asset Management	$1,787	$1,969	$1,814	$1,786	$1,688	(9)	6
Wealth Management	1,719	1,669	1,658	1,651	1,600	3	7
TOTAL NET REVENUE	$3,506	$3,638	$3,472	$3,437	$3,288	(4)	7

FINANCIAL RATIOS
ROE	34%	28%	29%	27%	16%
Overhead ratio	74	72	69	70	85
Pretax margin ratio:
Asset Management	26	29	29	27	1
Wealth Management	26	27	32	33	30
Asset & Wealth Management	26	28	30	30	15

Headcount	23,268	22,975	22,685	22,289	22,196	1	5

Number of Wealth Management client advisors	2,640	2,605	2,581	2,452	2,480	1	6

Effective January 1, 2018, the Firm adopted several new accounting standards. Certain of the new accounting standards were applied retrospectively and, accordingly, prior period amounts were revised. Refer to page 29 for additional information, including the impacts of the new accounting standards.

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
SELECTED BALANCE SHEET DATA (period-end)
Total assets	$158,439	$151,909	$149,170	$147,508	$141,049	4%	12%
Loans	136,030	130,640	128,038	124,517	119,947	4	13
Core loans	136,030	130,640	128,038	124,517	119,947	4	13
Deposits	147,238	146,407	141,409	146,758	157,295	1	(6)
Equity	9,000	9,000	9,000	9,000	9,000	—	—

SELECTED BALANCE SHEET DATA (average)
Total assets	$154,345	$149,147	$146,388	$142,966	$138,178	3	12
Loans	132,634	127,802	125,445	122,173	118,310	4	12
Core loans	132,634	127,802	125,445	122,173	118,310	4	12
Deposits	144,199	142,069	144,496	150,786	158,810	1	(9)
Equity	9,000	9,000	9,000	9,000	9,000	—	—

CREDIT DATA AND QUALITY STATISTICS
Net charge-offs	$1	$4	$5	$2	$3	(75)	(67)
Nonaccrual loans	359	375	337	400	379	(4)	(5)
Allowance for credit losses:
Allowance for loan losses	301	290	285	285	289	4	4
Allowance for lending-related commitments	13	10	10	10	4	30	225
Total allowance for credit losses	314	300	295	295	293	5	7
Net charge-off/(recovery) rate	—%	0.01%	0.02%	0.01%	0.01%
Allowance for loan losses to period-end loans	0.22	0.22	0.22	0.23	0.24
Allowance for loan losses to nonaccrual loans	84	77	85	71	76
Nonaccrual loans to period-end loans	0.26	0.29	0.26	0.32	0.32

JPMORGAN CHASE & CO.
ASSET & WEALTH MANAGEMENT
FINANCIAL HIGHLIGHTS, CONTINUED
(in billions)

						Mar 31, 2018
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
CLIENT ASSETS	2018	2017	2017	2017	2017	2017	2017
Assets by asset class
Liquidity	$432	$459	$441	$434	$444	(6)%	(3)%
Fixed income	467	474	461	440	432	(1)	8
Equity	432	428	405	390	378	1	14
Multi-asset and alternatives	685	673	638	612	587	2	17
TOTAL ASSETS UNDER MANAGEMENT	2,016	2,034	1,945	1,876	1,841	(1)	10
Custody/brokerage/administration/deposits	772	755	733	722	707	2	9
TOTAL CLIENT ASSETS	$2,788	$2,789	$2,678	$2,598	$2,548	—	9

Memo:
Alternatives client assets (a)	$169	$166	$161	$159	$157	2	8

Assets by client segment
Private Banking	$537	$526	$507	$488	$468	2	15
Institutional	937	968	921	889	889	(3)	5
Retail	542	540	517	499	484	—	12
TOTAL ASSETS UNDER MANAGEMENT	$2,016	$2,034	$1,945	$1,876	$1,841	(1)	10

Private Banking	$1,285	$1,256	$1,217	$1,188	$1,154	2	11
Institutional	958	990	941	909	908	(3)	6
Retail	545	543	520	501	486	—	12
TOTAL CLIENT ASSETS	$2,788	$2,789	$2,678	$2,598	$2,548	—	9

Assets under management rollforward
Beginning balance	$2,034	$1,945	$1,876	$1,841	$1,771
Net asset flows:
Liquidity	(21)	10	5	(7)	1
Fixed income	(5)	12	17	2	5
Equity	5	1	(5)	(3)	(4)
Multi-asset and alternatives	16	17	9	10	7
Market/performance/other impacts	(13)	49	43	33	61
Ending balance	$2,016	$2,034	$1,945	$1,876	$1,841

Client assets rollforward
Beginning balance	$2,789	$2,678	$2,598	$2,548	$2,453
Net asset flows	14	56	25	2	10
Market/performance/other impacts	(15)	55	55	48	85
Ending balance	$2,788	$2,789	$2,678	$2,598	$2,548

(a)	Represents assets under management, as well as client balances in brokerage accounts.

JPMORGAN CHASE & CO.
CORPORATE
FINANCIAL HIGHLIGHTS
(in millions, except headcount data)

	QUARTERLY TRENDS
						1Q18 Change
	1Q18	4Q17	3Q17	2Q17	1Q17	4Q17	1Q17
INCOME STATEMENT
REVENUE
Principal transactions	$(144)	$123	$(2)	$148	$15	NM	NM
Securities gains/(losses)	(245)	(29)	—	(34)	(3)	NM	NM
All other income (a)	204	28	111	667	61	NM	234
Noninterest revenue	(185)	122	109	781	73	NM	NM
Net interest income	(47)	53	77	23	(98)	NM	52
TOTAL NET REVENUE (b)	(232)	175	186	804	(25)	NM	NM

Provision for credit losses	(4)	—	—	—	—	NM	NM

NONINTEREST EXPENSE (c)	87	146	74	183	98	(40)	(11)
Income/(loss) before income tax expense/(benefit)	(315)	29	112	621	(123)	NM	(156)
Income tax expense/(benefit) (d)	68	2,355	34	51	(158)	(97)	NM
NET INCOME/(LOSS)	$(383)	$(2,326)	$78	$570	$35	84	NM

MEMO:
TOTAL NET REVENUE
Treasury and Chief Investment Office (“CIO”)	(38)	222	265	86	(7)	NM	(443)
Other Corporate	(194)	(47)	(79)	718	(18)	(313)	NM
TOTAL NET REVENUE	$(232)	$175	$186	$804	$(25)	NM	NM

NET INCOME/(LOSS)
Treasury and CIO	(187)	66	75	(14)	(67)	NM	(179)
Other Corporate	(196)	(2,392)	3	584	102	92	NM
TOTAL NET INCOME/(LOSS)	$(383)	$(2,326)	$78	$570	$35	84	NM

SELECTED BALANCE SHEET DATA (period-end)
Total assets	$779,962	$781,478	$804,573	$817,754	$822,819	—	(5)
Loans	1,724	1,653	1,614	1,696	1,483	4	16
Core loans (e)	1,689	1,653	1,614	1,696	1,480	2	14

Headcount (f)	35,368	34,601	34,012	32,843	32,680	2	8

SUPPLEMENTAL INFORMATION
TREASURY and CIO
Securities gains	$(245)	$(29)	$—	$(34)	$(15)	NM	NM
Available-for-sale ("AFS") investment securities (average) (g)	204,323	205,252	212,633	225,053	234,841	—	(13)
Held-to-maturity ("HTM") investment securities (average) (g)	34,020	47,115	47,034	48,232	49,362	(28)	(31)
Investment securities portfolio (average)	$238,343	$252,367	$259,667	$273,285	$284,203	(6)	(16)
AFS investment securities (period-end) (g)	207,703	200,247	214,257	213,291	230,617	4	(10)
HTM investment securities (period-end) (g)	29,042	47,733	47,079	47,761	48,913	(39)	(41)
Investment securities portfolio (period-end)	$236,745	$247,980	$261,336	$261,052	$279,530	(5)	(15)

(a)	Included revenue related to a legal settlement of $645 million for the three months ended June 30, 2017.

(b)
Included tax-equivalent adjustments, predominantly due to tax-exempt income from municipal bond investments of $98 million, $224 million, $216 million, $237 million, and $228 million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(c)
Included legal expense/(benefit) of $(42) million, $(233) million, $(148) million, $16 million and $(228) million for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(d)	The three months ended December 31, 2017 include a $2.7 billion increase to income tax expense reflecting the estimated impact of the enactment of the TCJA.

(e)
Average core loans were $1.6 billion, $1.7 billion, $1.7 billion, $1.6 billion, and $1.6 billion for the three months ended March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, respectively.

(f)
Effective in the first quarter of 2018, certain compliance staff were transferred from Corporate to CB. The prior period amounts have been revised to conform with the current period presentation. For further discussion of this transfer, see page 18, footnote (c).

(g)	In accordance with the hedge accounting guidance adopted, the Firm elected to transfer certain securities from HTM to AFS. Refer to page 29 for additional information.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION
(in millions)
						Mar 31, 2018
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2018	2017	2017	2017	2017	2017	2017
CREDIT EXPOSURE
Consumer, excluding credit card loans (a)
Loans retained, excluding PCI loans	$343,738	$341,977	$337,592	$332,051	$326,198	1%	5%
Loans - PCI	29,505	30,576	31,821	33,064	34,385	(4)	(14)
Total loans retained	373,243	372,553	369,413	365,115	360,583	—	4
Loans held-for-sale	152	128	188	256	6,472	19	(98)
Total consumer, excluding credit card loans	373,395	372,681	369,601	365,371	367,055	—	2

Credit card loans
Loans retained	140,348	149,387	141,200	140,035	134,917	(6)	4
Loans held-for-sale	66	124	113	106	99	(47)	(33)
Total credit card loans	140,414	149,511	141,313	140,141	135,016	(6)	4
Total consumer loans	513,809	522,192	510,914	505,512	502,071	(2)	2

Wholesale loans (b)
Loans retained	412,020	402,898	398,569	394,426	386,370	2	7
Loans held-for-sale and loans at fair value	8,595	5,607	4,278	8,829	7,533	53	14
Total wholesale loans	420,615	408,505	402,847	403,255	393,903	3	7

Total loans	934,424	930,697	913,761	908,767	895,974	—	4
Derivative receivables	56,914	56,523	58,260	56,506	56,063	1	2
Receivables from customers and other (c)	27,996	26,272	19,350	19,531	21,473	7	30
Total credit-related assets	1,019,334	1,013,492	991,371	984,804	973,510	1	5

Lending-related commitments
Consumer, excluding credit card (d)	49,516	48,553	52,796	53,872	51,806	2	(4)
Credit card	588,232	572,831	574,641	576,264	577,096	3	2
Wholesale	384,275	370,098	372,380	366,498	364,520	4	5
Total lending-related commitments	1,022,023	991,482	999,817	996,634	993,422	3	3

Total credit exposure	$2,041,357	$2,004,974	$1,991,188	$1,981,438	$1,966,932	2	4

Memo: Total by category
Consumer exposure (e)	$1,151,698	$1,143,709	$1,138,483	$1,135,784	$1,131,101	1	2
Wholesale exposures (f)	889,659	861,265	852,705	845,654	835,831	3	6
Total credit exposure	$2,041,357	$2,004,974	$1,991,188	$1,981,438	$1,966,932	2	4

Note 1: In the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale. Net charge-offs related to the portfolio predominantly reflected a write-down to the estimated fair value of the portfolio at the time of the transfer. This transfer impacted certain loan and credit-related metrics disclosed on pages 12-13 and 24-27.
Note 2: The Firm provides several non-GAAP financial measures which exclude the impact of PCI loans. For further discussion of these measures, see page 28.

(a)	Includes loans reported in CCB, prime mortgage and home equity loans reported in AWM, and prime mortgage loans reported in Corporate.

(b)	Includes loans reported in CIB, CB and AWM business segments and Corporate.

(c)
Predominantly includes receivables from customers, which represent held-for-investment margin loans to prime and retail brokerage customers; these are classified in accrued interest and accounts receivable on the Consolidated balance sheets.

(d)	The prior period amounts have been revised to conform with the current period presentation.

(e)	Represents total consumer loans, lending-related commitments, and receivables from customers and other.

(f)	Represents total wholesale loans, lending-related commitments, derivative receivables, and receivables from customers and other.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2018
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2018	2017	2017	2017	2017	2017	2017
NONPERFORMING ASSETS (a)
Consumer nonaccrual loans (b)(c)	$4,260	$4,209	$4,161	$4,226	$4,549	1	(6)

Wholesale nonaccrual loans
Loans retained	1,594	1,734	1,470	1,634	1,571	(8)	1
Loans held-for-sale and loans at fair value	29	—	2	31	109	NM	(73)
Total wholesale nonaccrual loans	1,623	1,734	1,472	1,665	1,680	(6)	(3)

Total nonaccrual loans	5,883	5,943	5,633	5,891	6,229	(1)	(6)

Derivative receivables	132	130	164	170	179	2	(26)
Assets acquired in loan satisfactions	349	353	357	371	418	(1)	(17)
Total nonperforming assets	6,364	6,426	6,154	6,432	6,826	(1)	(7)
Wholesale lending-related commitments (d)	746	731	764	750	882	2	(15)
Total nonperforming exposure	$7,110	$7,157	$6,918	$7,182	$7,708	(1)	(8)

NONACCRUAL LOAN-RELATED RATIOS
Total nonaccrual loans to total loans	0.63%	0.64%	0.62%	0.65%	0.70%
Total consumer, excluding credit card nonaccrual loans to
total consumer, excluding credit card loans	1.14	1.13	1.13	1.16	1.24
Total wholesale nonaccrual loans to total
wholesale loans	0.39	0.42	0.37	0.41	0.43

(a)
At March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017, and March 31, 2017, nonperforming assets excluded: (1) mortgage loans insured by U.S. government agencies of $4.0 billion, $4.3 billion, $4.0 billion, $4.1 billion and $4.5 billion, respectively, that are 90 or more days past due; and (2) real estate owned (“REO”) insured by U.S. government agencies of $94 million, $95 million, $99 million, $105 million and $121 million, respectively. Student loans insured by U.S. government agencies under FFELP and 90 or more days past due were also excluded from nonperforming assets prior to the sale of the student loan portfolio in the second quarter of 2017. These amounts have been excluded based upon the government guarantee. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance issued by the Federal Financial Institutions Examination Council (“FFIEC”). Under this guidance, non-modified credit card loans are charged off by the end of the month in which the account becomes 180 days past due, while modified credit card loans are charged off when the account becomes 120 days past due. Moreover, all credit card loans must be charged off within 60 days of receiving notification about certain specified events (e.g., bankruptcy of the borrower).

(b)
Included nonaccrual loans held-for-sale of $34 million, $-, $3 million, $33 million and $156 million at March 31, 2018, December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.

(c)	Excludes PCI loans. The Firm is recognizing interest income on each pool of PCI loans as they are all performing.

(d)	Represents commitments that are risk rated as nonaccrual.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

	QUARTERLY TRENDS
								1Q18 Change
	1Q18	4Q17	3Q17		2Q17	1Q17		4Q17	1Q17
SUMMARY OF CHANGES IN THE ALLOWANCES
ALLOWANCE FOR LOAN LOSSES
Beginning balance	$13,604	$13,539	$13,363		$13,413	$13,776		—%	(1)%
Net charge-offs:
Gross charge-offs	1,640	1,535	1,550		1,468	1,959		7	(16)
Gross recoveries	(305)	(271)	(285)		(264)	(305)		(13)	—
Net charge-offs	1,335	1,264	1,265	(c)	1,204	1,654		6	(19)
Write-offs of PCI loans (a)	20	20	20		22	24		—	(17)
Provision for loan losses	1,127	1,349	1,460		1,175	1,316		(16)	(14)
Other	(1)	—	1		1	(1)		NM	—
Ending balance	$13,375	$13,604	$13,539		$13,363	$13,413		(2)	—

ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning balance	$1,068	$1,109	$1,117		$1,077	$1,078		(4)	(1)
Provision for lending-related commitments	38	(41)	(8)		40	(1)		NM	NM
Other	1	—	—		—	—		NM	NM
Ending balance	$1,107	$1,068	$1,109		$1,117	$1,077		4	3

Total allowance for credit losses	$14,482	$14,672	$14,648		$14,480	$14,490		(1)	—

NET CHARGE-OFF/(RECOVERY) RATES
Consumer retained, excluding credit card loans (b)	0.16%	0.15%	0.22%		0.12%	0.76%	(d)
Credit card retained loans	3.32	2.97	2.87		3.01	2.94
Total consumer retained loans	1.04	0.94	0.95		0.92	1.35	(d)
Wholesale retained loans	0.02	0.05	0.04		0.06	(0.03)
Total retained loans	0.59	0.55	0.56	(c)	0.54	0.76	(d)
Consumer retained loans, excluding credit card and
PCI loans	0.17	0.17	0.24		0.13	0.84	(d)
Consumer retained loans, excluding PCI loans	1.10	1.00	1.02		0.99	1.46	(d)
Total retained, excluding PCI loans	0.61	0.57	0.58	(c)	0.56	0.79	(d)

Memo: Average retained loans
Consumer retained, excluding credit card loans	$372,739	$371,068	$367,411		$362,551	$366,098		—	2
Credit card retained loans	142,830	143,388	141,061		138,032	137,112		—	4
Total average retained consumer loans	515,569	514,456	508,472		500,583	503,210		—	2
Wholesale retained loans	404,859	398,795	395,420		392,257	382,367		2	6
Total average retained loans	$920,428	$913,251	$903,892		$892,840	$885,577		1	4

Consumer retained, excluding credit card and
PCI loans	$342,690	$339,860	$334,987		$328,816	$331,057		1	4
Consumer retained, excluding PCI loans	485,520	483,248	476,048		466,848	468,169		—	4
Total retained, excluding PCI loans	890,376	882,040	871,465		859,102	850,533		1	5

Note: During the second quarter of 2017, the Firm refined its loss estimates on the wholesale portfolio by incorporating the use of internal historical data versus external credit rating agency default statistics to estimate probability of default. In addition, an adjustment to the modeled loss estimates for wholesale lending-related commitments was incorporated similar to the adjustment applied for wholesale loans. The impacts of these refinements were not material to the allowance for credit losses.

(a)
Write-offs of PCI loans are recorded against the allowance for loan losses when actual losses for a pool exceed estimated losses that were recorded as purchase accounting adjustments at the time of acquisition. A write-off of a PCI loan is recognized when the underlying loan is removed from a pool (e.g., upon liquidation).

(b)	The net charge-off rates exclude the write-offs in the PCI portfolio. These write-offs decreased the allowance for loan losses for PCI loans.

(c)
Net charge-offs and net charge-off rates for the three months ended September 30, 2017 included $63 million of incremental charge-offs recorded in accordance with regulatory guidance regarding the timing of loss recognition for certain auto and residential real estate loans in bankruptcy and auto loans where assets were acquired in loan satisfaction.

(d)
During the first quarter of 2017, the Firm transferred the student loan portfolio to held-for-sale, resulting in a write-down of the portfolio to the estimated fair value at the time of the transfer. For the three months ended March 31, 2017, excluding net charge-offs of $467 million related to the transfer, the net charge-off rate for Consumer retained, excluding credit card loans, would have been 0.24%; Total consumer retained loans would have been 0.98%; Total retained loans would have been 0.54%; Consumer retained, excluding credit card loans and PCI loans would have been 0.27%; Total consumer retained loans excluding PCI loans would have been 1.05%; and Total retained, excluding PCI loans would have been 0.57%.

JPMORGAN CHASE & CO.
CREDIT-RELATED INFORMATION, CONTINUED
(in millions, except ratio data)

						Mar 31, 2018
						Change
	Mar 31,	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,	Mar 31,
	2018	2017	2017	2017	2017	2017	2017
ALLOWANCE COMPONENTS AND RATIOS
ALLOWANCE FOR LOAN LOSSES
Consumer, excluding credit card
Asset-specific (a)	$266	$246	$271	$296	$300	8%	(11)%
Formula-based	2,089	2,108	2,266	2,239	2,339	(1)	(11)
PCI	2,205	2,225	2,245	2,265	2,287	(1)	(4)
Total consumer, excluding credit card	4,560	4,579	4,782	4,800	4,926	—	(7)
Credit card
Asset-specific (b)	393	383	376	370	373	3	5
Formula-based	4,491	4,501	4,308	4,014	3,661	—	23
Total credit card	4,884	4,884	4,684	4,384	4,034	—	21
Total consumer	9,444	9,463	9,466	9,184	8,960	—	5
Wholesale
Asset-specific (a)	474	461	363	345	249	3	90
Formula-based	3,457	3,680	3,710	3,834	4,204	(6)	(18)
Total wholesale	3,931	4,141	4,073	4,179	4,453	(5)	(12)
Total allowance for loan losses	13,375	13,604	13,539	13,363	13,413	(2)	—
Allowance for lending-related commitments	1,107	1,068	1,109	1,117	1,077	4	3
Total allowance for credit losses	$14,482	$14,672	$14,648	$14,480	$14,490	(1)	—

CREDIT RATIOS
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	1.22%	1.23%	1.29%	1.31%	1.37%
Credit card allowance to total credit card retained loans	3.48	3.27	3.32	3.13	2.99
Wholesale allowance to total wholesale retained loans	0.95	1.03	1.02	1.06	1.15
Wholesale allowance to total wholesale retained loans,
excluding trade finance and conduits (c)	1.04	1.12	1.12	1.17	1.27
Total allowance to total retained loans	1.44	1.47	1.49	1.49	1.52
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	108	109	115	114	112
Total allowance, excluding credit card allowance, to retained
nonaccrual loans, excluding credit card nonaccrual loans (d)	146	147	157	154	157
Wholesale allowance to wholesale retained nonaccrual loans	247	239	277	256	283
Total allowance to total retained nonaccrual loans	230	229	241	229	225

CREDIT RATIOS, excluding PCI loans
Consumer, excluding credit card allowance, to total
consumer, excluding credit card retained loans	0.69	0.69	0.75	0.76	0.81
Total allowance to total retained loans	1.25	1.27	1.29	1.28	1.31
Consumer, excluding credit card allowance, to consumer,
excluding credit card retained nonaccrual loans (d)	56	56	61	60	60
Allowance, excluding credit card allowance, to retained non-
accrual loans, excluding credit card nonaccrual loans (d)	108	109	117	115	119
Total allowance to total retained nonaccrual loans	192	191	201	190	187

(a)	Includes risk-rated loans that have been placed on nonaccrual status and loans that have been modified in a troubled debt restructuring (“TDR”).

(b)
The asset-specific credit card allowance for loan losses relates to loans that have been modified in a TDR; the Firm calculates such allowance based on the loans’ original contractual interest rates and does not consider any incremental penalty rates.

(c)
Management uses allowance for loan losses to period-end loans retained, excluding CIB’s trade finance and conduits, a non-GAAP financial measure, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)	For information on the Firm’s nonaccrual policy for credit card loans, see footnote (a) on page 25.

JPMORGAN CHASE & CO.
NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE MEASURES

Non-GAAP Financial Measures

(a)
In addition to analyzing the Firm’s results on a reported basis, management reviews Firmwide results, including the overhead ratio, on a “managed” basis; these Firmwide managed basis results are non-GAAP financial measures. The Firm also reviews the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm and each of the reportable business segments on a FTE basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These financial measures allow management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.

(b)
Tangible common equity (“TCE”), Return on tangible common equity (“ROTCE”), and Tangible book value per share (“TBVPS”) are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as investors and analysts, in assessing the Firm’s use of equity.

(c)
The ratios of the allowance for loan losses to period-end loans retained, the allowance for loan losses to nonaccrual loans retained, and nonaccrual loans to total period-end loans excluding credit card and PCI loans, exclude the following: loans accounted for at fair value and loans held-for-sale; PCI loans; and the allowance for loan losses related to PCI loans. Additionally, net charge-offs and net charge-off rates exclude the impact of PCI loans. The ratio of the wholesale allowance for loan losses to period-end loans retained, excluding trade finance and conduits, is calculated excluding loans accounted for at fair value, loans held-for-sale, CIB’s trade finance loans and consolidated Firm-administered multi-seller conduits, as well as their related allowances, to provide a more meaningful assessment of the wholesale allowance coverage ratio.

(d)
CIB calculates the ratio of the allowance for loan losses to end-of-period loans excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.

Key Performance Measures

(a)
Core loans represent loans considered central to the Firm’s ongoing businesses; core loans exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit.

JPMORGAN CHASE & CO.
Financial Accounting Standards Board (“FASB”) Standards Adopted January 1, 2018

Revenue recognition - revenue from contracts with customers
The adoption of the revenue recognition guidance requires gross presentation of certain costs that were previously offset against revenue. Adoption of the guidance did not result in any material changes in the timing of revenue recognition. This guidance was adopted retrospectively, and accordingly, prior period amounts were revised, which resulted in an increase in both noninterest revenue and noninterest expense for the Firm of $304 million, $252 million, $261 million and $264 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.
Recognition and measurement of financial assets and financial liabilities
The adoption of the recognition and measurement guidance requires that certain equity instruments be measured at fair value, with changes in fair value recognized in earnings. The guidance also provides an alternative to measure equity securities without readily determinable fair values at cost less impairment (if any), plus or minus observable price changes from an identical or similar investment of the same issuer (the “measurement alternative”). The Firm elected the measurement alternative for its qualifying equity securities and the adoption of the guidance resulted in a $505 million gain in CIB all other income in the first quarter of 2018.
Premium amortization on purchased callable debt securities
The adoption of the guidance requires that premiums be amortized to the earliest call date on certain debt securities. The adoption of this guidance resulted in a cumulative-effect adjustment to retained earnings and AOCI.
Hedge accounting
The adoption of the hedge accounting guidance is expected to reduce earnings volatility by better aligning the accounting with the economics of the associated risk management activities. In accordance with the guidance, the Firm also elected to transfer certain U.S. government agency mortgage-backed securities (“MBS”), commercial MBS, and obligations of U.S. states and municipalities from HTM to AFS. The adoption of this guidance resulted in a cumulative-effect adjustment to retained earnings and AOCI.
Treatment of restricted cash on the statement of cash flows
As a result of the adoption of the restricted cash guidance, the Firm elected to reclassify restricted cash from other assets to cash and due from banks or deposits with banks on the Consolidated balance sheets. This guidance was applied retrospectively, and accordingly prior period amounts have been revised.
Presentation of net periodic pension cost and net periodic postretirement benefit cost
The adoption of the pension cost guidance requires the service cost component of net periodic pension cost to be reported separately in the Consolidated statements of income from the other components of pension cost. This change was adopted retrospectively, and accordingly, prior period amounts were revised, which resulted in an increase in compensation expense and a reduction in other expense of $42 million, $51 million, $51 million and $55 million for the three months ended December 31, 2017, September 30, 2017, June 30, 2017 and March 31, 2017, respectively.
Reclassification of Certain Tax Effects from AOCI
The adoption of the guidance permitted the Firm to reclassify the income tax effects of the TCJA on items within AOCI to retained earnings so that the tax effects of items within AOCI reflect the appropriate tax rate. The adoption of this guidance resulted in a cumulative-effect adjustment to retained earnings and AOCI.

For additional information refer to page 30.

JPMORGAN CHASE & CO.
Financial Accounting Standards Board (“FASB”) Standards Adopted January 1, 2018, Continued

The following tables present the prior period impact on the Consolidated statements of income and the Consolidated balance sheets from the retrospective adoption of the new accounting standards in the first quarter of 2018:

Selected Consolidated statements of income data
	Reported	Revisions by business segment			Total	Revised
Year ended December 31, (in millions)	2017	CIB(a)	AWM(a)	Corp(b)	Revisions(a)(b)	2017
Revenue
Investment banking fees	$7,248	$164	$—	$—	$164	$7,412
Asset management, administration and commissions	15,377	—	910	—	910	16,287
Other income	3,639	—	7	—	7	3,646
Total net revenue	99,624	164	917	—	1,081	100,705

Noninterest expense
Compensation expense	31,009	—	—	199	199	31,208
Technology, communication and equipment expense	7,706	9	—	—	9	7,715
Professional and outside services	6,840	133	917	—	1,050	7,890
Other expense	6,256	22	—	(199)	(177)	6,079
Total noninterest expense	$58,434	$164	$917	$—	$1,081	$59,515

(a)	Revenue recognition - revenue from contracts with customers.

(b)	Presentation of net periodic pension cost and net periodic postretirement benefit cost.

Selected Consolidated balance sheets data
	Reported	Revisions(a)	Revised
December 31, (in millions)	2017		2017
Assets
Cash and due from banks	$25,827	$71	$25,898
Deposits with banks	404,294	1,112	405,406
Other assets	114,770	(1,183)	113,587
Total assets	$2,533,600	$—	$2,533,600

(a)	Treatment of restricted cash on the Consolidated statements of cash flows.

The following table presents the adjustment to retained earnings and AOCI as a result of the new accounting standards in the first quarter of 2018:

Increase/(decrease) (in millions)	Retained earnings	AOCI
Premium amortization on purchased callable debt securities	$(505)	$261
Hedge accounting	34	115
Reclassification of certain tax effects from AOCI	288	(288)
Total	$(183)	$88